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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-14818 (Commission File Number)	14-1541629 (I.R.S. Employer identification No.)

38 Corporate Circle, Albany, New York (Address of principal executive offices)		12203 (Zip Code)

Registrant's telephone number, including area code: (518) 452-1242

None
(Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS (including Item 12, "Disclosure of Results of Operations and Financial Condition").

        On April 29, 2003, the registrant, Trans World Entertainment Corporation, a New York corporation, announced final financial results for fiscal year 2002. The Company confirmed the goodwill impairment charge in fiscal year 2002 in accordance with Statement of Financial Accounting Standard (SFAS) No. 142, "Goodwill and Other Intangible Assets", which was adopted by the Company at the beginning of the fiscal year. The Company also announced its adoption of guidance issued by the Emerging Issues Task Force, EITF No. 02-16, "Accounting by a Customer (including a Reseller) for Certain Consideration Received from a Vendor", effective from the beginning of fiscal 2002. The Company also took a charge for an investment deemed impaired in the fourth quarter of 2002.

        The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  EXHIBITS.    The following exhibit is filed as part of this report and incorporated by reference in this report:

Exhibit No.	Description
99.1	Trans World Entertainment Company Press Release dated April 29, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION
Date: May 1, 2003	By:	/s/ JOHN J. SULLIVAN JOHN J. SULLIVAN Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Trans World Entertainment Company Press Release dated April 29, 2003.

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  ITEM 5. OTHER EVENTS (including Item 12, "Disclosure of Results of Operations and Financial Condition").
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX